                                                                      Exhibit 10

                    DRUEN, DIETRICH, REYNOLDS & KOOGLER, LLP
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418


BRIAN M. BACON      D. DANIEL HEISLER    CHRISTINE A. NESS     THERESA R. SCHAEFER
THOMAS E. BARNES    ANGELA D. JETT       JENNIFER A. NICKELL   W. JOSEPH SCHLEPPI
EDANA E. BEARD      LEROY JOHNSTON, III  PETER J. OESTERLING*  DAVID E. SIMAITIS
ROGER A. CRAIG      MARK B. KOOGLER      RANDALL L. ORR        KENT N. SIMMONS
RAE ANN DANKOVIC    WALTER R. LEAHY      ROBERT M. PARSONS     DINA A. TANTRA
ELIZABETH A. DAVIN  GEORGE K. MACKLIN    THOMAS J. PRUNTE      LEE A. THORNBURY
THOMAS W. DIETRICH  RANDALL W. MAY       LUCINDA A. REYNOLDS   PHILIP W. WHITAKER
CYNTHIA L. DILLON   M. LINDA MAZZITTI    TYLA L. REYNOLDS      DAVID L. WHITE
W. SIDNEY DRUEN     DAVID A. MEYER       DANIEL R. RUPP        STEVEN L. ZISSER
JEANNE A. GRIFFIN   SANDRA L. NEELY      ANNE DANZA SAXON

 Practice limited to Nationwide Insurance Companies and their associated companies

*Practice limited to the State of Pennsylvania


December 23, 1998

VIA EDGAR

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:      Nationwide Investing Foundation III
         Post-Effective Amendment No. 10
         SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 10 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of Class A, B and D Shares of the Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Goverment Bond Fund and Nationwide Intermediate U.S. Government Bond Fund, and the Prime Shares of the Nationwide Money Market Fund of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER